SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[ ] Preliminary proxy statement.
[ ] Confidential, for use of the commission only (as permitted by Rule
    14a-6(e)(2)).
[ ] Definitive proxy statement.
[ ] Definitive additional materials.
[X] Soliciting material under Rule 14a-12.

                              Wachovia Corporation
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         (1)  Title of each class of securities to which transaction applies:
         (2)  Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)  Proposed maximum aggregate value of transaction:
         (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

                                                              Date: May 16, 2001

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, (i) statements about the benefits of the merger between Wachovia Corporation and First Union Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to Wachovia's and First Union's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects" and similar expressions. These statements are based upon the current beliefs and expectations of Wachovia's and First Union's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of Wachovia's and First Union's stockholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause Wachovia's and First Union's results to differ materially from those described in the forward-looking statements can be found in Wachovia's and First Union's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Wachovia or First Union or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia and First Union do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

The proposed transaction will be submitted to Wachovia's and First Union's stockholders for their consideration, and on April 26, 2001 First Union filed a registration statement on Form S-4 containing a preliminary joint proxy statement/prospectus and other relevant documents concerning the proposed transaction with the SEC. Stockholders are urged to read the registration statement and the joint proxy statement/prospectus, as well as the definitive joint proxy statement/prospectus when it becomes available, and any other relevant documents filed with the SEC, and any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Wachovia and First Union, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (888-492-6397), or to First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782).

Wachovia and First Union, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Wachovia and First Union in connection with the merger. Information about the directors and executive officers of Wachovia and their ownership of Wachovia common stock is set forth in the proxy statement, dated March 19, 2001, for Wachovia's 2001 annual meeting of stockholders, as filed with the SEC on a Schedule 14A. Information about the directors and executive officers of First Union and their ownership of First Union common stock is set forth in the proxy statement, dated March 13, 2001, for First Union's 2001 annual meeting of stockholders, as filed with the SEC on a Schedule 14A. Additional information regarding the interests of those participants may be obtained by reading the definitive joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

       THE FOLLOWING IS A TRANSCRIPT OF A VIDEO BROADCAST OF HIGHLIGHTS OF
                 CERTAIN FIRST UNION/WACHOVIA EMPLOYEE MEETINGS


                                  MAY 16, 2001
                          "EMPLOYEE MEETING HIGHLIGHTS"

                           KEN THOMPSON AND BUD BAKER











>>Ken:  AS THE WACHOVIA ADVERTISEMENT SAYS, LET'S GET STARTED.
FOR THOSE OF YOU I HAVE NOT MET, WHICH I SUSPECT IS ABOUT HALF THE CROWD, MY NAME IS KEN THOMPSON, AND I'M CHAIRMAN OF FIRST UNION AND FOR THOSE FIRST UNION FOLKS OUT THERE THAT HAVEN'T MET BUD THIS IS BUD BAKER, CHAIRMAN OF WACHOVIA, AND WE ARE BOTH REALLY EXCITED ABOUT BEING HERE, BEING IN FRONT OF THIS LARGE GROUP, WHICH MAKES ME STAND HERE AND BE ABLE TO SORT OF PALPABLY FEEL THE POWER OF THE NEW WACHOVIA.
IT'S GOING TO BE AN AWESOME THING.
WHAT I'M REALLY EXCITED ABOUT AS WE BEGIN THE PROCESS OF PUTTING OUR TWO ORGANIZATIONS TOGETHER IS WHAT I THINK IS A ONCE-IN-A-LIFETIME OPPORTUNITY THAT WE'VE ALL GOT TO CREATE THE VERY BEST COMPANY IN OUR INDUSTRY. THE VERY BEST COMPANY IN OUR INDUSTRY AND THE COUNTRY AND MAYBE IN THE WORLD.
WE'LL START WITH THE U.S.
WE'LL WORK ON THE WORLD LATER.
BUT WE'VE GOT A CHANCE TO CREATE A WORLD-CLASS ORGANIZATION, AND IT WILL BE A COMPANY THAT PROVIDES EVERY POSSIBLE FINANCIAL SOLUTION TO OUR CUSTOMERS AND CLIENTS, WHETHER THEY BE A RETAIL CUSTOMER ALL THE WAY TO A MULTINATIONAL CORPORATION, AND WE'VE GOT A CHANCE TO DO IT IN A WAY THAT WE ARE CONSIDERED THE FRIENDLIEST, THE SAVVIEST, THE MOST RELIABLE AND THE MOST CONVENIENT FINANCIAL INSTITUTION ANY OF OUR CUSTOMERS HAVE EVER SEEN.
WE'VE GOT A LOT OF WORK AHEAD OF US, AND IT'S GOING TO TAKE ALL OF US WORKING TOGETHER TO REALIZE ON THIS DREAM.
AND I THINK IT'S ALSO IMPORTANT THAT AS WE BEGIN THE PROCESS THAT

WE ACKNOWLEDGE THE MIX OF EMOTIONS THAT I THINK WE PROBABLY ALL FEEL.
WE'VE GOT TWO PROUD COMPANIES WITH GREAT TRADITIONS AND I THINK PROBABLY ALL OF US HAVE A LITTLE BIT OF A SENSE OF LOSS AS WE MERGE THE TWO COMPANIES.
I KNOW FIRST UNION PEOPLE PROBABLY HAVE SENSED A LITTLE BIT OF LOSS AT GIVING UP OUR NAME, AND I KNOW THAT THE WACHOVIA PEOPLE IN THE GROUP PROBABLY FEEL A SENSE OF LOSS IN GIVING UP THEIR HEADQUARTERS, AND I THINK, TRULY, ALL 90,000 OF US ARE PROBABLY FEELING A LITTLE BIT UNEASY ABOUT THE FACT THAT THINGS WILL NEVER BE EXACTLY THE SAME TOMORROW AS THEY WERE IN THE PAST. AND WHAT I HOPE WE CAN ALL DO AS WE GO THROUGH THAT RANGE OF EMOTIONS AND WE ANTICIPATE THE WORK THAT WE'VE GOT TO DO GOING FORWARD, WHAT I HOPE WE CAN ALL DO IS TO GRASP THE VISION OF WHAT THIS COMPANY CAN BE WHEN WE COMPLETE THIS PROCESS.
THIS CAN BE AN AWESOME COMPANY, THIS NEW WACHOVIA THAT WE'RE ABOUT TO CREATE, AND I THINK IF WE CAN KEEP OUR SIGHTS ON THAT, IT WILL HELP US AS WE GO THROUGH THE INTEGRATION PROCESS THAT WE'VE ALL GOT AHEAD OF US.
WHAT I THINK IT IS IS THE BEGINNING OF A WORLD-CLASS, TOP FINANCIAL SERVICES COMPANY, AND IT IS LITERALLY OURS, YOURS, MINE, AND 90,000 TEAMMATES TO MAKE HAPPEN.
JUST THINK ABOUT IT.
WACHOVIA AND FIRST UNION WILL BE COMPETITORS NO LONGER.
WE'LL BE TEAMMATES.
HOPEFULLY, WE'LL FEEL LIKE FAMILY BEFORE TOO LONG.
IT'S A SHARED OPPORTUNITY THAT I THINK THAT WE CANNOT MISS.
IT WILL TAKE INCREDIBLY HARD WORK ON ALL OF OUR PARTS.
IT WILL TAKE DISCIPLINE.
IT WILL TAKE TEAMWORK LIKE WE'VE NEVER EXPERIENCED BEFORE.
EVEN THOUGH, I THINK, BOTH OF THESE COMPANIES REALLY HAVE TEAMWORK AS AN EMBEDDED VALUE, AND MOST OF ALL, IT'S GOING TO TAKE A LASER-LIKE FOCUS ON OUR CUSTOMERS GOING FORWARD.
I THINK AT THE END OF THE DAY, WHEN WE'VE ACCOMPLISHED THIS, IT WILL BE THE MOST SATISFYING WORK EXPERIENCE THAT ANY OF US WILL HAVE IN OUR CAREERS, AND I TRULY LOOK FORWARD TO WORKING ON IT WITH YOU, SO LET'S GET STARTED.
[ APPLAUSE ]
>>Bud: IT SHOULD BE SAID THAT FOR A VERY LONG TIME, AS I HAVE THOUGHT ABOUT THE FUTURE, I HAVE FELT THAT A POSSIBLE COMBINATION BETWEEN OUR TWO COMPANIES WOULD BE STRATEGICALLY COMPELLING, CREATING A SUPERIOR FINANCIAL SERVICE COMPANY.
A COMPANY OF WHOM I THINK IT WILL BE SAID IN THE FUTURE, THIS IS THE STANDARD BY WHICH OTHERS WILL BE JUDGED.
IT WAS CLEAR THAT THIS COULD ONLY BE ACCOMPLISHED BY HARD WORK, STRONG DISCIPLINE, A SINCERE WILLINGNESS TO CHANGE, AND THE OVERWHELMING DESIRE TO CREATE SOMETHING NEW AND EXCITING.
IT WAS CLEAR THAT THIS WOULD REQUIRE COURAGE FROM EACH OF US AND THE WILLINGNESS TO TAKE SOME RISKS.

THE QUESTION WAS, HOW COULD IT BE DONE?
BUT THE REALITY IS THAT WHEN YOU MOVE BELOW THE SUPERFICIAL LEVELS AT WHICH SOMETIMES PEOPLE VIEW THESE COMBINATIONS, WHAT WE FIND IS THAT OUR CULTURES ARE REALLY VERY CLOSE.
OUR STRATEGIC PLANS ARE VERY SIMILAR.
THIS IS NOT YOUR EVERYDAY MERGER.
THIS IS A NEW MODEL FOR A NEW STEP FORWARD IN FINANCIAL SERVICES.
OUTSTANDING MARKETS AND CUSTOMERS, THE RIGHT BUSINESSES, PUTTING THEM TOGETHER, AN INTENSE DEPTH OF TALENT, A STRONG PRESENCE IN THE MARKET, STRONG STRATEGIES, CRITICAL MASS, A RELATIONSHIP FOCUS, AND AT THE END OF THE DAY, WE WILL EMBRACE THE CUSTOMER, AND WE WILL GET THE CUSTOMER TO THE RIGHT PLACE AT THE RIGHT TIME FOR THE RIGHT PRODUCT AND SERVICE.
THERE IS ALREADY WITHIN OUR COMPANIES AN EXTRAORDINARY EFFORT IN INTEGRATION UNDERWAY, AND THERE IS HIGH ATTENTION FOCUSED ON EXECUTION AND EXCELLENCE.
THIS ROOM THIS MORNING IS FILLED WITH GOOD FRIENDS FROM FIRST UNION AND
WACHOVIA.
AND IT IS OUR FIRST TIME TOGETHER.
AND TO MY NEW PARTNERS IN FIRST UNION, MAY I SAY THAT I HAVE ALWAYS BEEN FOND OF YOUR COMPANY, AND I HAVE ALWAYS BEEN PROUD TO COMPETE WITH YOU ACROSS THE SOUTHEAST AND ACROSS THE NATION.
AND NOW I AM PROUD TO SERVE ALONGSIDE YOU, UNDER A NEW BANNER AND IN A CAUSE WHICH I THINK WILL ACTUALLY BE QUITE NOBLE.
AND TO MY OLD FRIENDS IN WACHOVIA, IT IS GOOD TO SEE YOU AGAIN.
I THANK YOU FOR YOUR SERVICE AND YOUR GREAT LOVE FOR WACHOVIA AND FOR YOUR REMARKABLE RESILIENCE IN THE TURMOIL OF RECENT WEEKS.
AND NOW I ASK YOU TO OPEN YOUR MINDS TO EMBRACE THE CONCEPT OF A NEW, EXCELLENT FINANCIAL SERVICE COMPANY THAT HAS THE POTENTIAL TO BE UNLIKE ANY OTHER, AND TO MY NEW AND OLD FRIENDS TOGETHER, I TELL YOU WITHOUT RESERVATION, I EXTOL THE VIRTUES OF THIS MERGER, AND I ASK YOU TO THINK ABOUT THE ASPIRATIONS OF THE NEW COMPANY BECAUSE THEREIN LIE EXCITING OPPORTUNITIES, CHALLENGES AND REWARDS FOR EACH OF US.
VERY, VERY FEW PEOPLE GET AN OPPORTUNITY IN THEIR LIFETIME TO WORK ON SOMETHING THAT IS TRULY SPECTACULAR.
THIS THAT IS BEFORE US IS SOMETHING TO GRAB HOLD OF, AND I BELIEVE IT'S SOMETHING YOU WILL WANT TO BE A PART OF.
THANK YOU VERY MUCH, AND WE WILL WANT TO TAKE YOUR QUESTIONS.

>> Questionner: CAN WE ANTICIPATE A RESTRUCTURING OF THE CONSUMER BANK JOB FAMILY AS FAR AS JOB TITLES AND RESPONSIBILITIES ARE CONCERNED?
>>Ken: ANGELA, THANK YOU FOR THE QUESTION, AND I THINK, YES, YOU CAN EXPECT SOME CHANGES.
WE ARE IN ALREADY IN THE MIDDLE OF DETERMINING WHAT THE JOB FAMILIES WILL LOOK LIKE IN THE RETAIL BANK.
BEN JENKINS, CECE SUTTON FROM FIRST UNION AND OTHERS ARE WORKING WITH STAN KELLY AND BEV WELLS AT WACHOVIA, AND I THINK THE MODELS

ARE VERY, VERY SIMILAR, BUT I THINK BOTH WACHOVIA AND FIRST UNION PEOPLE CAN PROBABLY EXPECT SOME SLIGHT CHANGES IN THE MODEL GOING FORWARD.
>> THANK YOU.
>>Bud: I THINK THE IMPORTANT THING HERE WILL BE TO TAKE THE BUSINESS TO THE CUSTOMER IN THE BEST WAY, AND THAT WILL PROBABLY MEAN THAT IN ALMOST EVERY LINE OF BUSINESS, WE WILL EACH BEND A LITTLE TO TRY TO MAKE SURE WE CAN DO THAT, BUT ONE OF THE THINGS WE HAVE TO IDENTIFY HERE IS THAT CUSTOMERS ARE NOT GOING TO BE VERY PATIENT.
THEY WILL TAKE SOME COMFORT IN OUR INTEGRATION PLANS, BUT THE TRUTH IS THEY DON'T CARE VERY MUCH HOW WE'RE ORGANIZED.
THEY JUST WANT THE PRODUCTS WHEN THEY WANT THEM, HOW THEY WANT THEM AT THE CHEAPEST PRICE AND IN THE BEST QUALITY OF SERVICE, SO THAT WILL BE THE CHALLENGE RIGHT OFF THE TOP, AND WE WILL HAVE TO WORK HARD TO GET THERE OF.

>> Questionner: THE QUESTION I HAVE WITH THE MERGER OF THE TWO COMPANIES, WHAT CHANGES DO YOU ANTICIPATE WITH BENEFITS, SUCH AS, 401(K) PLANS AND MEDICAL AND THAT KIND OF THING?
I THINK THERE ARE BENEFITS ON BOTH SIDES, BUT HOW WILL THAT MESH TOGETHER AFTER THE MERGER IS COMPLETED?
>>Ken: WELL, THE HUMAN RESOURCE TEAMS AT BOTH COMPANIES ARE WORKING HARD RIGHT NOW TOGETHER, AND WE DO NOT YET KNOW WHAT BENEFITS PACKAGE WILL RESULT FROM THE COMBINATION, BUT I CAN PROMISE YOU THAT IT'S GOING TO BE WORLD CLASS.
WE HAD THAT QUESTION LAST NIGHT WHEN WE WERE IN WINSTON-SALEM, AND PAUL GEORGE, THE HEAD OF HUMAN RESOURCES AT WACHOVIA, WAS THERE TO ANSWER, SO I'M PRETTY COMFORTABLE IN SAYING THAT WE DON'T YET KNOW EXACTLY WHAT THE BENEFITS WILL BE, BUT WE CAN MAKE A COMMITMENT THAT THEY WILL BE THE BEST IN THE INDUSTRY.

>> Questionner: OBVIOUSLY, I KNOW PEOPLE ARE GOING TO HAVE TO BE LAID OFF, BUT IS IT GOING TO BE -- WILL WE BE OFFERED OTHER POSITIONS IN THE FINANCIAL CENTER, OR IS IT JUST GOING TO BE, OKAY, YOU'RE LAID OFF, OR -- LET ME THINK.
HOW LONG OF A PERIOD WILL ALL THIS TAKE?
DO YOU UNDERSTAND WHAT I'M SAYING?
>>Ken:  I DO.
[ LAUGHTER ]
I WILL TAKE A STAB AT THAT.
BUD, YOU MIGHT HAVE A SHOT AT IT, TOO.
IT'S GOING TO TAKE A LONG PERIOD, NUMBER ONE.
NO BRANCHES WILL CLOSE UNTIL WE CONVERT DEPOSIT SYSTEMS AND OTHER SYSTEMS THAT WE WILL CONVERT.
IN TALKING WITH BOB McCOY AND DAVID CARROLL, THOSE CONVERSIONS ARE A YEAR AWAY, SO IT WILL BE 12 MONTHS MINIMUM BEFORE WE START CONSOLIDATING BRANCHES.
AS YOU KNOW, ALL OF US HAVE HIGHER TURNOVER RATES IN OUR BRANCHES

THAN WE WOULD WANT.
BOTH COMPANIES HAVE HIRING FREEZES ON NOW, AND SO NATURAL ATTRITION IS GOING TO TAKE CARE OF A LOT OF THE JOBS THAT WILL BE ELIMINATED.
WE ESTIMATE THAT IN THE TOTAL OF THE TWO COMPANIES, 7,000 JOBS MAY GO AWAY. WELL, THAT DOES NOT MEAN THAT 7,000 PEOPLE WILL LOSE THEIR JOBS BECAUSE WE'VE GOT HIRING FREEZES ON, AND WE OUGHT TO BE BACKFILLING IN EACH OTHER'S BRANCHES UP TO THE POINT WHEN WE ACTUALLY DO CONSOLIDATE BRANCHES.
SO SHORT ANSWER IS, WE'RE 12 MONTHS AWAY FROM BEGINNING THE CONSOLIDATION OF BRANCHES, AND WE SHOULD NOT DISPLACE 7,000 PEOPLE EVEN THOUGH 7,000 JOBS WILL BE ELIMINATED.

>> Questionner: MY CONCERN WITH THE NEW WACHOVIA, JUST FROM A CURIOSITY STANDPOINT, IS TO GET SOME IDEAS FROM YOU WHAT TRADEMARK CHANGES AND THE BRAND IMAGE IN THE NAME WACHOVIA WE CAN ANTICIPATE, AND WHEN WE AS A JOINED COMPANY WILL START ADVERTISING THE NEW WACHOVIA NAME?
>>Ken: WELL, I THINK -- IT'S VERY EARLY TO SAY IF THERE WILL BE TRADEMARK
CHANGES.
WHAT WE KNOW NOW IS EVERYTHING WE DO WILL BE BRANDED UNDER THE NAME WACHOVIA, SO THE BANK WILL BE CALLED WACHOVIA.
THE SECURITIES COMPANY WILL BE CALLED WACHOVIA SECURITIES, AND ALL THAT WILL OCCUR WHEN WE GO THROUGH SYSTEMS CONVERSIONS, ROUGHLY 12 MONTHS FROM NOW.
WE'VE GOT A LOT OF MONEY.
I THINK ROUGHLY $75 MILLION IN OUR MERGER BUDGET THAT WILL GO TOWARD ADVERTISING, MEDIA, BRANDING THAT SORT OF THING, BUT WE DON'T THINK IT MAKES SENSE TO SPEND TOO MUCH OF THAT UNTIL WE GET CLOSE TO THE TIME WHEN THE NAME IS GOING TO CHANGE.
SO WE'RE STILL, -- I THINK, LAST NIGHT, DAVID CARROLL SAID WE'RE EARLY 2002 BEFORE YOU START SEEING A LOT OF MEDIA ADVERTISING ON THE NEW NAME.

>> Questionner: IN THE SPIRIT OF THIS MORNING, I'M GOING TO ASK EACH OF YOU AN INDIVIDUAL QUESTION, AND THEN YOU CAN ANSWER ONE TOGETHER.
MR. THOMPSON, THIS MERGER IS SORT OF A SHIFT FROM WHAT FIRST UNION HAS SAID IN THE PAST, HOW WE WOULDN'T MERGE WITH ANOTHER BANK. HOW MUCH WEIGHT DID THE FACT THAT IJL WAS ALREADY INTEGRATED INTO WACHOVIA, HOW MUCH WEIGHT WAS THAT ON YOUR MIND, MERGING WITH WACHOVIA?

MR. BAKER, ALL THE RUMORS THAT WERE AROUND ABOUT OTHER SUITORS, WHAT ABOUT FIRST UNION DREW YOU TO DECIDE TO BLESS US WITH YOUR PRESENCE?
[ LAUGHTER ]
AND THEN, FINALLY, BEING UP IN THE NORTHEAST, YOU MENTIONED THE WORD JUGGERNAUT, FINANCIAL JUGGERNAUT.
HOWEVER, WE DO MISS ONE LARGE AREA WITHIN OUR FOOTPRINT, AND THAT

WOULD BE NEW YORK CITY.
WHAT THOUGHTS ARE THERE, WHILE WE DO HAVE A GREAT PRESENCE IN THE SUBURBS, WHAT THOUGHTS ARE THERE TO FINALLY SHOW THE ANALYSTS WHO LIVE, BREATHE AND DRINK NEW YORK CITY THAT WE CAN ACTUALLY DO EVERYTHING THAT WE'RE PROMISING?
>>Ken:  THOSE ARE GREAT QUESTIONS.
I'LL START WITH MINE.
ONE OF THE THINGS THAT I HAVE TRIED TO CONVINCE ANALYSTS AND INVESTORS IS THAT OUR MERGER WITH WACHOVIA IS NOT A SHIFT FROM WHAT WE'VE BEEN SAYING.
WHAT I'VE SAID FOR A YEAR SINCE I BECAME CEO IS WE ARE NOT INTERESTED IN ACQUIRING ANOTHER BANK, AND THE MERGER WITH WACHOVIA, AS BUD AND I TALKED, I NEVER CONSIDERED IT IN THAT LIGHT.
IT IS NOT AN ACQUISITION.  IT IS A MERGER.
IT IS A VERY LOW PREMIUM MERGER OF EQUALS, WHICH COMBINES TWO COMPANIES AND MAKES US BOTH STRONGER, SO THIS IS NOT A SHIFT.
THIS IS TWO COMPANIES THAT HAD THE SAME STRATEGIC VISION WHO CAN ACHIEVE THAT STRATEGIC VISION BETTER TOGETHER THAN EITHER ONE COULD HAVE DONE SEPARATELY, SO I'M HAVING A HARD TIME CONVINCING THE ANALYSTS OF THAT, BUT I THINK REASON WILL PREVAIL EVENTUALLY, AND THEY WILL SEE THAT.
IJL WAS VERY IMPORTANT AS FIRST UNION CONSIDERED THIS MERGER.
A GROWTH AREA THAT WE HAVE BEEN TOUTING FOR SIX YEARS AND CERTAINLY FOR THE LAST YEAR IS BROKERAGE AND ASSET MANAGEMENT, AND IJL AND WHAT FIRST UNION HAD IN THE SECURITIES BUSINESS TOGETHER IS GOING TO MAKE US SIMPLY MORE POWERFUL IN THAT BUSINESS, SO IT'S JUST ANOTHER STEP IN GROWING BROKERAGE AND ASSET MANAGEMENT, AND THERE WILL BE MANY MORE STEP BECAUSE THAT'S AN AREA WE'RE INTERESTED IN CONTINUING TO MAKE ACQUISITION.
>>Bud: I THINK IN RESPONSE TO YOUR QUESTION ABOUT WACHOVIA, WE HAVE BEEN QUITE CANDID WITH THE MARKET ALL ALONG ABOUT OUR WILLINGNESS TO LOOK AT MERGERS AND ACQUISITIONS AS A PATH FOR GROWTH, AND WE'VE HAD A PRETTY AMBITIOUS SCHEDULE, REALLY, OF ACQUISITIONS OF BANKS AND OTHER TYPES OF COMPANIES, PARTICULARLY IN THE WEALTH MANAGEMENT AREA.
I HAVE ALWAYS, ALSO, VERY CAREFULLY STATED TO THE INVESTMENT COMMUNITY THAT WE WOULD CONSIDER A LARGE, STRATEGIC MERGER IF IT WAS IN THE BEST INTEREST OF SHAREHOLDERS, EMPLOYEES AND CUSTOMERS.
WHAT I HAVE SAID IS THAT WE WOULD NOT CONSIDER A MERGER THAT WAS DONE JUST FOR THE PURPOSES OF SIZE.
THAT THERE HAD TO BE AN OVERWHELMING STRATEGIC PURPOSE TO THE MERGER, SO THERE NEVER WAS IN MY MIND ANY THOUGHT OF DOING A MERGER JUST TO BE BIGGER SO THAT WE COULD BE COUNTED AMONG BIGGER BANKS, AND IN FACT, WE HAVE CARVED OUT A STRATEGY THAT CLEARLY SHOWS THAT WE COULD GROW OUR EARNINGS SOMETHING IN THE RANGE OF
11.5 TO 12% OVER TIME AS AN INDEPENDENT COMPANY, AND I STILL VERY COMFORTABLE THAT WE COULD DO THAT IF WE WANTED TO.
AS I SAID TO YOU EARLIER IN MY OPENING REMARKS, I HAVE ALWAYS FELT DEEP WITHIN ME THAT IF IT COULD BE DONE, THAT THE ABSOLUTE BEST

COMBINATION FOR WACHOVIA ON THE DAY WHEN WE DECIDED THAT WE WERE INTERESTED IN A STRATEGIC COMBINATION WAS FIRST UNION.

>> Questionner: YOU REFERENCED IN YOUR EARLIER REMARKS, A GREAT DEAL OF SIMILARITIES IN OUR VALUE AND OUR CULTURE.
I THINK THERE MAY BE SOME DISSIMILARITY. WHAT HAS YOU MOST CONCERNED ABOUT COMBINING THESE TWO COMPANIES FROM A CULTURE PERSPECTIVE?
>>Ken: WELL, FROM A CULTURE PERSPECTIVE, IT'S HARD FOR ME TO ANSWER, BUT I MAY STUMBLE INTO IT, GWEN.
I WOULD SAY WHAT CONCERNS ME MOST ABOUT THE INTEGRATION PROCESS IS SIMPLY DOING IT IN A WAY THAT CUSTOMERS ARE NOT DISRUPTED.
BEING SLOW ENOUGH SO THAT WE CAN LISTEN TO CUSTOMERS AND LET THEM GUIDE US INTO THE RIGHT SPEED AND THE RIGHT STRUCTURE.
I THINK IF FIRST UNION CAN BE CRITICIZED, IT'S SOMETIMES WHEN WE GO THROUGH A PROCESS LIKE THIS, WE MAY BE A LITTLE READY, FIRE, AIM, AND WE PROBABLY NEED TO SLOW DOWN.
OUR CULTURE NEEDS TO SLOW DOWN A LITTLE BIT AS WE GO THROUGH THIS AND TAKE THE TIME TO DO IT RIGHT THE FIRST TIME. BUT THAT'S THE ONLY HESITATION I'VE GOT.
IT HAS NOTHING TO DO WITH STRATEGY.
IT HAS NOTHING TO DO WITH WILL WE GET TO THE RIGHT PLACE.
IT IS, WILL WE DO IT AT THE RIGHT PACE SO THAT CUSTOMERS ARE BROUGHT ALONG AT THEIR SPEED?
>>Bud: I THINK THE RISK YOU HAVE IN THESE TRANSACTIONS IS THAT WE EACH HAVE OUR OWN WAY OF DOING THINGS, AND WE'VE DONE DOING IT THAT WAY FOR A LONG TIME, AND WE'RE BOTH CONVINCED WE DO IT IN THE RIGHT WAY.
>> YES.
>>Bud: IN REALITY, THE RIGHT WAY IS THE WAY THE CUSTOMER WANTS IT DONE.

>> Questionner: I HEARD YOU TALK ABOUT OPPORTUNITY, AND TRULY, WHEN YOU LOOK AT OUR NEW COMPANY, WE'RE BASICALLY IN THE LAND OF MILK AND HONEY IN TERMS OF OPPORTUNITY FOR NEW BUSINESS DEVELOPMENT.
WE'RE ALSO IN A MELTING POT IN TERMS OF OUR DIVERSITY, AND MY QUESTION IS ABOUT DIVERSITY AND THE COMMITMENT OF THE TWO COMPANIES AROUND DIVERSITY AND WHAT WE LOOK LIKE GOING FORWARD.
I ALSO WOULD LIKE TO SAY BEFORE YOU EACH ANSWER THE QUESTION OR ADDRESS THE TOPIC OF DIVERSITY, I'D LIKE TO THANK YOU, KEN, FOR HAVING THE DIVERSITY COUNCIL MEETING IN THE MIDST OF ALL THE ACTIVITY.
I THINK IT SENT A HUGE MESSAGE OUT TO THOSE OF US WHO WORK REAL HARD ON THAT EVERY DAY.
I WANT TO THANK YOU FOR THAT.
>>Ken:  THANK YOU.
WELL, I THINK THIS IS A PREDOMINANTLY FIRST UNION CROWD, AND SO A LOT OF PEOPLE HERE KNOW WHAT FIRST UNION IS DOING ON DIVERSITY, BUT

FOR THOSE OF YOU AT WACHOVIA, WE HAVE A DIVERSITY COUNCIL, WHICH I CHAIR.
IT IS COMPRISED OF PEOPLE FROM EVERY BUSINESS UNIT IN THE COMPANY, AND THEN ALL OF OUR MAJOR BUSINESS UNITS ALSO HAVE A DIVERSITY COUNCIL THAT IS CHAIRED BY THE PERSON WHO HEADS THAT UNIT, AND WE HAVE MADE IT A VERY IMPORTANT STAKE IN THE GROUND FOR OUR COMPANY, FAIRNESS REGARDLESS OF RACE, RELIGION, SEXUAL ORIENTATION, GENDER.
WHEN YOU COME TO WORK, YOU'RE AT WORK AND YOU'RE A HUMAN BEING, AND YOU SHOULD BE TREATED FAIRLY, AND YOU SHOULD HAVE EVERY OPPORTUNITY THAT OUR COMPANY HAS TO OFFER, AND THAT'S WHAT WE'RE STRIVING FOR, AND I THINK THAT'S VERY SIMILAR TO WHAT BUD IS DOING AT WACHOVIA.
>>Bud: I THINK THE CONCEPT OF THIS COMPANY HAS TO BE THAT WE ARE A FAMILY, AND THAT DOESN'T MEAN THAT EVERYTHING WILL ALWAYS WORK OUT JUST RIGHT OR THAT EVERYBODY WILL BE SATISFIED.
THEY AREN'T IN MOST FAMILIES.
BUT THAT WE WILL TREAT EACH OTHER WITH GREAT RESPECT, AND THAT WE WILL GIVE EACH OTHER THE OPPORTUNITIES THAT ARE ABSOLUTELY NECESSARY.

>> Questionner: FOR THOSE DEPARTMENTS WHERE POTENTIALLY THERE'S SOME OVERLAP, SUCH AS, EQUITY CAPITAL MARKETS, HAVE YOU GOT A TIME FRAME YET ON WHEN YOU WILL BE MAKING DECISIONS ON WHO WILL BE PART OF THE FINAL TEAM? THANK YOU.
>>Ken: WHAT WE HAVE DONE IS, BUD AND I HAVE SETTLED ON A MANAGEMENT TEAM, AND SO WE'VE GOT, AS YOU HAVE SEEN PUBLISHED, PEOPLE WHO WILL BE HEADING EACH MAJOR DIVISION AND MAJOR LINE OF BUSINESS AT THE COMPANY, AND BY JUNE 15th, THOSE PEOPLE WILL HAVE GONE THROUGH A PROCESS WHERE THEY WILL BE NAMING THE NEXT LEVEL OF MANAGEMENT AND A LEVEL OF MANAGEMENT BELOW THEM, SO WE WILL BE THREE LEVELS DEEP INTO THE COMPANY BY THE MIDDLE OF NEXT MONTH.

>> Questionner: MY MAIN QUESTION IS, WHY DO YOU FEEL THAT THIS TIME IS THE RIGHT TIME, AND WHY FIRST UNION, WHY WACHOVIA?
>>Bud: WELL, LET ME SORT OF TAKE A SWING AT THAT FIRST.
FIRST OFF, LET'S SAY AGAIN WHAT WE HAVE SAID ALREADY IS THAT KEN AND I HAVE GIVEN THIS TRANSACTION A VERY GREAT DEAL OF THOUGHT, AND WE'VE HAD A CHANCE TO SPEND TIME TOGETHER OVER A PRETTY EXTENDED PERIOD OF TIME.
IT IS A BOLD MOVE, AND I THINK IT IS VIEWED WITH SOME NERVOUSNESS BY THE INVESTMENT COMMUNITY, AND THAT'S FINE.
I THINK IT JUST MEANS WE HAVE TO SHOW THEM THAT WE CAN DO IT, BUT IT HAS ALWAYS BEEN ON MY AGENDA AS A POSSIBILITY FOR A NEW COMPANY,
AND WHEN KEN AND I GOT TOGETHER, I THINK WE ABSOLUTELY WERE CONVINCED IT WAS THE RIGHT THING DO.
YOU CAN SAY, WHY NOW, WHY NOT LATER?
BUT I SAY, IF YOU HAVE A CHANCE TO DO SOMETHING LIKE THIS, YOU DON'T GET MANY CHANCES LIKE THAT IN YOUR LIFE.

>> Questionner: MY QUESTION IS, WHERE DO WE GO FROM HERE IN THE

MERGER WITH THE CORE VALUES?
AND DOES WACHOVIA HAVE A SIMILAR STATEMENT?
>>Ken: WELL, BUD, WE WENT THROUGH A CORE VALUES PROCESS HERE WHERE WE INVOLVED SEVERAL THOUSAND PEOPLE IN OUR COMPANY, AND WE DEFINED SORT OF A GUIDEPOST OF CORE VALUES, AND THERE'S SIX OF THEM: VALUE THE INDIVIDUAL, TEAM OVER SELF, ABSOLUTE INTEGRITY, TOTAL ACCOUNTABILITY, SERVICE AND WINNING.
PROBABLY YOU WOULD HAVE NAMED EVERY ONE OF THOSE AT WACHOVIA, BUT WE DID TALK A LOT ABOUT IT, AND WE TALK A LOT ABOUT IT WHEN WE GET GROUPS TOGETHER, AND I DO THINK IT'S BEEN A POWERFUL THING.
I THINK MY OWN IDEA IS THAT THOSE WERE PARTICULAR TO FIRST UNION, AND WACHOVIA PROBABLY HAS SOME THINGS THAT ARE PARTICULAR TO WACHOVIA.
I THINK WE DON'T THROW AWAY THOSE VALUES.
THEY'RE IMPORTANT TO ALL OF US, BUT MAYBE AT SOME POINT IN TIME, WE AS A JOINT GROUP, GO THROUGH ANOTHER PROCESS TO SEE WHAT WILL BE THE VALUES OF THE NEW COMPANY.
>>Bud: I THINK THAT WILL BE SOMETHING THAT WE WILL WANT TO WORK ON IN THE NEW COMPANY, AND WACHOVIA HAS A VERY WELL-DEFINED LIST OF BELIEFS, AND FUNDAMENTAL TO THOSE IS WE TREAT PEOPLE FAIRLY, AND WE'RE ABLE TO LOOK AT THE CUSTOMER AND SAY, WE HAVE YOUR BEST INTERESTS AT HEART, AND YOU CAN BE ASSURED THAT WE'RE GOING TO DO THE RIGHT THING FOR YOU EVEN IF WE DON'T SELL THAT PRODUCT. WE'LL GO GET IT FROM SOMEBODY ELSE AND GET IT FOR YOU.
THAT WE WILL, WITHIN THE COMPANY, TREAT EACH OTHER WITH RESPECT AND DIGNITY. THERE IS A SENSE OF THE RIGHT KIND OF CONDUCT WITHIN THE COMPANY.
IN OTHER WORDS, WE DO THE RIGHT THING.
THERE'S NEVER GOING TO BE A QUESTION AT WACHOVIA ABOUT WHAT IS RIGHT THING TO
DO.
YOU DO THE RIGHT THING FOR THE CUSTOMER.
YOU DO THE RIGHT THING FOR ALL OF YOUR CONSTITUENTS YOU SERVE. YOU TELL THE
TRUTH.
YOU RESOLVE PROBLEMS BY THE END OF THE DAY, THOSE KINDS OF THINGS.
AND SO WHEN I READ YOUR CORE VALUES, I THOUGHT THIS WAS VERY GOOD AND THE WORK THAT WENT INTO IT WAS GOOD, AND I THINK IT'S A PROCESS TO BE EMULATED BECAUSE WHEN I TALK ABOUT CULTURE SIMILARITIES BETWEEN OUR TWO COMPANIES, THAT'S WHERE I THINK THE SIMILARITIES ARE FOUND.

>> Questionner: THE QUESTION I'VE GOT IS, WE'VE GOT ONE OF OUR BUSINESS UNITS THAT THROUGH SOME RECENT ATTRITION, WE'RE DRAMATICALLY UNDERSTAFFED, AND I THINK THERE ARE SKILL SETS WITHIN THE COMBINED ORGANIZATION THAT COULD FILL THESE ROLES. I'M RELUCTANT TO GO OUT AND GET HIRING EXCEPTIONS IN THE MEANTIME.
>>Ken:  GOOD.
[ LAUGHTER ]
>> WE'RE KIND OF DROWNING. ARE WE GOING TO RUN A DUAL POSTING PROCESS, AND HOW QUICKLY WILL THAT HAPPEN?

>>Ken:  I'M SURE WE WILL.
IT ONLY MAKES SENSE.
WE'VE GOT A HIRING FREEZE AT BOTH COMPANIES, AND, CLEARLY, IF YOU'VE GOT OPENINGS AND WACHOVIA HAS PEOPLE THAT COULD FILL THOSE OPENINGS, AND WE KNOW WE'RE GOING TO COMBINE UNITS EVENTUALLY, WE WOULD WANT TO DO THAT.
I CAN'T TELL YOU WHEN IT WILL HAPPEN.
I WILL TELL YOU, I WILL TALK TO DAVID CARROLL AND BOB McCOY, AND I'M SURE THEY HAVE IT ON THE DRAWING BOARD.
WE WILL HAVE A LEND-LEASE PROGRAM WHERE A FIRST UNION EMPLOYEE CAN BE LOANED TO WACHOVIA OR VICE VERSA, AND AS SOON AS THE ATTORNEYS SAY IT'S OKAY, WE'LL START DOING THAT.

>> Questionner: I HEARD IN THE COMMUNICATIONS THAT WE WILL KEEP EVERYTHING IN MIND OF THE CUSTOMER, AND WE WILL TRY NOT TO LOSE ONE CUSTOMER IN THIS TRANSACTION, AND I WOULD LIKE TO HEAR A LITTLE BIT FROM BOTH OF YOUR PERSPECTIVE ON WHAT WE MIGHT BE DOING PRO-ACTIVELY TO KEEP OUR CUSTOMER BASE.
>>Ken: THE BEST THING WE CAN DO, WHETHER WE'RE FROM WACHOVIA OR FIRST UNION, RIGHT NOW AND UNTIL SEPTEMBER 1st, OR WHENEVER THE MERGER ACTUALLY OCCURS, IS EACH ONE OF US SHOULD BE IN CONTACT WITH OUR CUSTOMERS.
OUR CUSTOMERS HAVE SOME OF THE SAME QUESTIONS THAT WE ALL HAVE RIGHT NOW.
WHEN ARE THINGS GOING TO HAPPEN?
WHAT DOES IT MEAN TO ME?
AND WE WILL JUST AS QUICKLY AS WE CAN THROUGH THIS INTEGRATION PROCESS BE GETTING ANSWERS OUGHT TO WACHOVIANS AND FIRST UNION PEOPLE TO LET THEIR CUSTOMERS KNOW THAT, BUT UNTIL WE DO, I THINK ALL OF US NEED TO BE INCREDIBLY PRO-ACTIVE AT CALLING OUR CUSTOMERS AND BEING IN FRONT OF OUR CUSTOMERS, LETTING THEM KNOW THAT THE WHOLE MERGER PROCESS IS GOING TO BE AROUND THEM, AND IT'S GOING TO BE IN SUPPORT OF THEM, SO THAT'S JOB ONE, I THINK, FOR EVERYBODY.
AND THE SECOND THING I WOULD SAY IS THIS MERGER INTEGRATION PROCESS THAT WE'RE GOING THROUGH WILL BE VERY QUICKLY GETTING INFORMATION OUT TO PEOPLE, LETTING THEM KNOW WHEN WE CAN MAKE JOINT CALLS, WHEN WE CAN COMPARE CUSTOMER LISTS, WHEN WE CAN DO ALL OF THOSE THINGS, BUT I CAN'T GIVE YOU THE SPECIFICS ON THAT. >>Bud: WE HAVE TO ABSOLUTELY BE IN FRONT OF OUR CUSTOMERS EVERY DAY, AND EVERY ONE OF US SHOULD BE OUT THERE DOING THAT RIGHT NOW.
I THINK A GOOD CODE OF CONDUCT WOULDN'T BE A BAD THING FOR THE ENTIRE COMPANY, AND THIS IS SOMETHING WE ALL NEED TO BRUSH UP ON EVERY
NOW AND THEN IS, YOU GET A PHONE CALL FROM A CUSTOMER, AN INQUIRY, AND YOU ANSWER IT THAT DAY BEFORE YOU GO HOME.

>> Bud: A QUESTION, IT WAS HOW DO WE PLAN TO WORK TOGETHER SINCE WE HAVE BOTH BEEN CHAIRMAN AND CHIEF EXECUTIVES, AND IT IS WELL KNOWN THAT THE BREED HAS AN INORDINATE AMOUNT OF EGO IN IT.
KEN AND I WORKED OUT OUR ROLES TOGETHER.

WE WILL EACH HAVE REPORTING DUTIES IN THE COMPANY.
HE WILL BE THE CHIEF EXECUTIVE OFFICER, AND THAT IS ENTIRELY APPROPRIATE, AND I'M REALLY AT PEACE WITH HOW WE WILL WORK THIS OUT.
I THINK PARTICULARLY DURING THE INTEGRATION PROCESS, WE WILL WORK TOGETHER TO MAKE SURE THAT IT'S FAIR AND MOVES ALONG QUICKLY AND ACCOMPLISHES WHAT WE WANT TO ACCOMPLISH, BUT I THINK WE BOTH ALSO UNDERSTAND THAT WE HAVE TO GET ON WITH THIS, AND THAT WE WILL NOT CREATE A REALLY EXCELLENT AND OUTSTANDING COMPANY BY BEING TIMID, AND I THINK FROM MY STANDPOINT, THE BASIS FOR COMMUNICATION IS THERE AND CERTAINLY, THE BASIS FOR TRUST AND RESPECT.
>>Ken: I KNOW WHAT I KNOW, AND I THINK I KNOW WHAT I DON'T KNOW, AND I'M LOOKING FOR GUIDANCE ANYWHERE I CAN GET IT, AND I THINK BUD AND I TOGETHER WILL BE HELPING EACH OTHER OUT, SO IT WILL BE MUTUAL RESPECT, AND WE'LL BE DISCUSSING THINGS AND DECIDING THINGS COLLABORATIVELY, AND I THINK THAT'S THE WAY THE COMPANY OUGHT TO BE RUN.

>> Questionner: MR. THOMPSON, WACHOVIA MOTTO IS, WE ARE HERE, WHERE ARE YOU? LET'S GET STARTED.
WHAT IS THE MOTTO FOR FIRST UNION?
>>Ken:  I LIKE THAT ONE.  LET'S GET STARTED.
[ LAUGHTER ].
>> KEN, WHAT WOULD YOU SAY WACHOVIA BRINGS TO THIS PICTURE THAT GETS FIRST UNION WHERE YOU WOULD HAVE ULTIMATELY TO HAVE BEEN IF THE FIRST PLACE?
>>Ken:  THAT'S A GOOD QUESTION.
I THINK THAT -- I WILL TELL YOU WHAT I COVETED ABOUT WACHOVIA AS BUD AND I WERE TALKING.
NUMBER ONE, I JUST SAY RIGHT OFF THE BAT, WACHOVIA TO ME IS THE GOLD STANDARD OF BANKING IN THE SOUTHEAST.
I COMPETED AGAINST WACHOVIA FOR 25 YEARS.
ITS REPUTATION AS A TRUSTED INSTITUTION, I FRANKLY, FEEL LIKE IT WILL IMPROVE THE GENE POOL AT FIRST UNION.
I LIKE THAT.
THE SECOND THING IS INCREDIBLE TALENT IN THE COMPANY.
LONG-TERM TALENT, PEOPLE WHO HAVE BEEN THERE FOR A LONG TIME, WHO KNOW THE BUSINESS, AND I JUST THINK YOU CAN NEVER GET ENOUGH TALENT IN ANY COMPANY, AND I THINK PUTTING THE TWO TOGETHER, IT'S GOING TO BE POWERFUL.
YOUR CUSTOMER BASE IS INCREDIBLE, BOTH ON THE RETAIL SIDE, WHERE I BELIEVE YOUR CUSTOMER BASE MAY BE IN SOME WAYS A LITTLE MORE -- HAVE A LITTLE MORE OF A WEALTH MANAGEMENT CAST TO IT THAN THE TYPICAL FIRST UNION CUSTOMER BASE, AND ON THE CORPORATE, YOU JUST GOT A GREAT REPUTATION IN THE SOUTHEAST AND NATIONALLY, AND I THINK THAT WHEN YOU MARRY THAT CUSTOMER BASE WITH THE PRODUCT LINES THAT THE TWO COMPANIES HAVE, WHAT YOU GET, AND I THINK I TOUCHED ON EACH PART OF THE BUSINESS THAT WE'RE IN, WHAT YOU GET IS THE POTENTIAL FOR A GROWTH COMPANY, AND THAT IS WHAT'S GOING TO SET US APART FROM

OTHERS.
IT IS HARD TO BE A TOP-LINE GROWTH COMPANY IN OUR INDUSTRY, AND I THINK THE STRENGTHS OF THESE TWO COMPANIES COMING TOGETHER GIVE US AN OPPORTUNITY TO DO THAT.

>> Questionner: MY QUESTION IS, WELL, JUST BECAUSE WE'RE FOURTH, AND IT'S GOING TO MAKE US FOURTH, WHAT'S YOUR EDGE OR WHAT'S YOUR STRATEGY FOR KEEPING US AT FOURTH AND THIS POTENTIAL GROWTH TO BE NUMBER ONE?
WHAT'S GOING TO BE OUR IMAGE FOR THE MERGER?
>>Bud: THAT'S A VERY GOOD QUESTION.

ALL OF MY CAREER, I HAVE BEEN FORCED TO COMPETE AGAINST PEOPLE WHO WERE BIGGER THAN WE WERE, AND THE TRUTH IS, WE HAVEN'T DONE JUST A GOOD JOB, WE'VE DONE AN EXCEPTIONAL JOB AT THAT.
I NEVER WORRIED TOO MUCH ABOUT HOW BIG SOMEBODY ELSE WAS.
IT IS TRUE, HOWEVER, THAT AT THE END OF THE DAY THAT IN CERTAIN AREAS OF BUSINESS THERE ARE THINGS YOU CAN DO BECAUSE YOU HAVE THE SIZE AND THE SCALE TO DO THEM, AND IF YOU SAY CRITICAL MASS DOESN'T MATTER, YOU CAN SAY THAT, BUT IT'S A LITTLE BIT NAIVE AS WELL.
ONE OF THE ISSUES THAT EVERYBODY WILL FACE IN THE FUTURE IS BEING ABLE TO BRING THE RESOURCES TO BEAR TO CREATE NEW PRODUCTS, TO PROVIDE TRAINING, TO PROVIDE GOOD BENEFITS AND COMPENSATION AND ALL OF THOSE KINDS OF THINGS, AND I THINK THERE'S SOMETHING TO THINK ABOUT HERE WHEN YOU LOOK AT THE DEPTH OF PENETRATION OF OUR CUSTOMER BASE AS IT EXISTS TODAY AND THE KINDS OF THINGS THAT WE OUGHT TO BE ABLE TO DO.
I MEAN, WITH THE STARTLING ARRAY OF MUTUAL FUNDS THAT WE WILL HAVE, THERE'S ABSOLUTELY NO EXCUSE WHY WE DO NOT GO TO OUR CUSTOMERS WITH AN INCREDIBLE ARRAY OF INVESTMENT OPPORTUNITIES. THAT SORT OF THING.
I THINK IT DOESN'T MEAN MUCH TO BE FOURTH, BUT IT MEANS A LOT TO BE THE BEST, AND IF SOMEHOW YOU CAN FIGURE OUT A WAY TO BE THE BEST AND BE THE FOURTH, THEN THAT REALLY IS SOMETHING TO GET A HOLD OF.
ONE OF THE THINGS YOU OUGHT TO DO SOMETIME, AND MAYBE WE SHOULD MAKE IT EASIER FOR YOU TO DO IS TO SIT DOWN AND LOOK AT THE MATH AS IT EXISTS FOR OUR MARKETPLACE, AND LEAVING ASIDE THE NATIONAL BANKING EFFORT AND THE THINGS WE DO ACROSS THE NATION, AND LOOK AT THE INCREDIBLE DENSITY OF OUR COVERAGE IN THE MARKETS WE WILL CHOOSE TO SERVE. IT IS ASTONISHING.

>> Questionner: NOW THAT YOU TALKED ABOUT THE CRITICAL MASS ISSUE, HOW DO WE CONTINUE TO OFFER THE SERVICE WITH THE MASS?
>>Bud: ONE OF THE NICE THINGS ABOUT THIS BUSINESS, OUR NEEDS OF OUR CUSTOMERS ARE GROWING, BUSINESSES, INDIVIDUAL PEOPLE, THEIR NEEDS ARE GROWING, AND THEY ARE POORLY SERVED.
IF YOU THINK ABOUT THE OPPORTUNITIES INHERENT IN THAT, IT'S REALLY ASTONISHING. MY OBSERVATION IS THAT MANY, MANY LARGE COMPANIES ARE TRYING TO TREAT THEIR CUSTOMERS LIKE ITEMS TO BE PROCESSED, AND THEY ARE

SPENDING ALL OF THEIR TIME THINKING ABOUT WAYS TO GET MORE FEES AND TO DO MORE THINGS TO THOSE CUSTOMERS THAT PRODUCE REVENUE AS OPPOSED TO SPENDING THEIR TIME THINKING ABOUT WAYS TO BRING REAL VALUE TO THE CUSTOMER AT THE END OF THE DAY.

>> Questionner: IT'S BEEN REPORTED THAT YOU'RE GOING TO CLOSE A DATA CENTER, BUT IT HASN'T BEEN REPORTED WHICH ONE. COULD YOU SPEAK TO THAT?
>>Ken: CLEARLY, AS YOU LOOK AT THE TWO COMPANIES, WE'RE NOT GOING TO NEED ALL OF THE DATA CENTERS THAT ARE THERE, BUT THE DECISION AS TO WHICH ONE TO CLOSE HAS NOT BEEN MADE.

>> Questionner: THIS IS A NICE FORUM TO GET FELLOW EMPLOYEES TOGETHER TO HEAR YOU SPEAK POSITIVELY ABOUT THE COMBINATION. ARE THERE OTHER PLANS TO DO SIMILAR FORUMS WITH SOME OF OUR CORPORATE CLIENTS IN DIFFERENT MARKETPLACES?
>>Bud: ACTUALLY, I THINK, AS YOU KNOW, WE'RE TRYING AS QUICKLY AS WE CAN TO MAKE THE ROUNDS, PARTICULARLY WHERE THERE ARE AREAS WHERE THERE ARE SIGNIFICANT CONCENTRATIONS OF EMPLOYEES TO TRY TO TALK TO OUR FRIENDS WITH IN THE COMPANIES FIRST, BUT WE HAVE HAD SOME DISCUSSIONS ABOUT GOING ON THE ROAD AND VISITING WITH CORPORATE CUSTOMERS, AND I'D BE DELIGHTED TO DO THAT. KEN HAS INDICATED HE WOULD ALSO.

>> Questionner: AS AN ANALYST, THE CONCERNS THAT I THINK I SEE EVERY DAY IS THE CUSTOMERS AND RETAINING THEM WITH THE BANK. THE MERGER HERE IN PHILADELPHIA, OR IN THIS AREA A COUPLE YEARS AGO WITH CORESTATES, PEOPLE, I GUESS, -- BEING A CONSUMER MYSELF, WE'RE STILL TRYING TO GET OVER THAT.
HOW CAN WE, AS A COMPANY, RETAIN THEM AND MAKE IT A SMOOTH TRANSITION FOR THEM SO THAT THEY HAVE NO CONCERNS, AND BASICALLY, THAT'S ABOUT IT.

>>Ken:  I'M READY.  YOUR CONCERNS ARE MY CONCERNS.
I THINK IF WE LEARNED ANYTHING BY THE PAIN THAT YOU WENT THROUGH HERE IN THIS MARKET, IT IS THAT YOU BETTER DO IT RIGHT WITH THE CUSTOMER.
YOU'VE GOT ONE CHANCE TO DO IT RIGHT.
IF YOU DON'T, YOU'RE GOING TO HAVE FALLOUT, AND WE HAD FALLOUT.
I THINK YOU, IN THIS ROOM, HAVE DONE AN INCREDIBLE JOB OF GETTING YOUR ARMS AROUND THAT AND, FRANKLY, AT THIS POINT, THE CUSTOMER ATTRITION NUMBERS FOR THIS REGION ARE BETTER THAN THE COMPANY AS A WHOLE, SO I THINK THAT MAYBE THE REASON YOU ASKED THIS QUESTION IS YOU'VE GOT IT STRAIGHTENED OUT.
YOU WANT TO MAKE SURE WE DON'T COME IN HERE AND SCREW IT UP AGAIN.
[ LAUGHTER ]
[ APPLAUSE ]
THAT'S WHY BUD AND I ARE TALKING ABOUT BEING DELIBERATE ABOUT HOW WE GO THROUGH THIS.
THAT'S WHY I'M CONCERNED WHEN I HEAR IRENE TALK ABOUT THE FACT THAT

WE'VE ALREADY MOVED TOO QUICKLY ON MAYBE PARING EXPOSURE ON THE COMMERCIAL SIDE. WE'VE GOT TO GO THROUGH THIS PROCESS AT THE PACE OUR CUSTOMERS WANT US TO GO THROUGH IT, AND THAT MEANS NOT TOO FAST AND NOT TOO SLOW.

>> Questionner: WHAT WERE SOME OF THE FACTORS IN GOING WITH THE WACHOVIA NAME INSTEAD OF CHOOSING A BRAND NEW NAME OR MAYBE STAYING WITH FIRST UNION AND TRYING TO BUILD THAT UP?
>>Bud: WELL, I THINK THAT'S A GOOD QUESTION.
WACHOVIA HAS SOME CONSIDERABLE STRENGTHS TO THE NAME.
ONE OF THE NEGATIVES IS TRYING TO HELP YOUR CUSTOMERS PRONOUNCE IT.
[ LAUGHTER ]
AND IT DOES HAVE SOME SORT OF PSYCHOLOGICAL OVERTONES.
PEOPLE IN WINSTON-SALEM REFER TO IT AS WATCHING OVER YOU. IT HAS THAT SORT OF CONNOTATION TO IT.
BUT, FRANKLY, COMING TOGETHER IN A COMPANY LIKE THIS ENTAILS A CERTAIN AMOUNT OF NEGOTIATION AND CONVERSATION OVER TIME AND TALKING ABOUT WHAT'S REALLY IMPORTANT TO EACH PARTY AND FOR EACH OF US, OUR NAMES WERE IMPORTANT, AND PARTICULARLY FOR WACHOVIA, WE FELT THE NAME WAS EXTREMELY IMPORTANT, AND WE TALKED ABOUT THAT AND WORKED THROUGH THAT, THE LOCATION OF THE HEADQUARTERS IS IMPORTANT. THE CONSTRUCTION OF THE BOARD, ALL OF THESE THINGS ARE IMPORTANT FACTORS THAT YOU HAVE TO WORK THROUGH BEFORE YOU CAN REALLY GET TO THE POINT OF TRYING TO THINK ABOUT OF HOW YOU CAN DO THE TRANSACTION, AND SO WE SIMPLY TRIED TO WORK OUR WAY THROUGH THAT, AND THERE'S A CERTAIN AMOUNT OF COMPROMISE INVOLVED IN THAT, AND THAT COMPROMISE GETS LINKED UP WITH THE HEADQUARTERS AND DIFFERENT KINDS OF THINGS.
>>Ken:  BUD'S RIGHT.
I MEAN, YOU NEGOTIATE CERTAIN THINGS OUT, AND ONE OF THE THINGS THAT, IN MY TALKS WITH BUD, I, IN EFFECT, SAID, OKAY, WE'LL TAKE YOUR NAME, AND HAVING GROWN UP IN THE SOUTHEAST, I KNEW SOMETHING THAT YOU MAY NOT KNOW, AND THAT IS THAT WACHOVIA IS A GOLD-PLATED NAME IN THE SOUTHEAST, AND HAVING COMPETED IN THE CORPORATE MARKET FOR MOST OF MY CAREER, I ALSO HAVE A VERY GOOD UNDERSTANDING OF HOW GOOD THAT NAME IS IN THE CORPORATE MARKET.

>> Questionner: I HAD A LOT OF EXPENSE PROGRAMS PUT IN PLACE OVER THE LAST COUPLE OF MONTHS.
I WONDERED ABOUT PC PURCHASES, OFFICE MOVES, HOW WILL THE MERGER AFFECT THAT, AFFECT THOSE PLANS?
>>Ken:  LET ME TAKE THAT ONE BEFORE BUD ANSWERS.
IT'S NOT GOING TO CHANGE THAT AT ALL.
[ LAUGHTER ]
YOU KNOW, IT'S JUST GOING TO BE A WAY OF LIFE FOR US.
WE ARE GOING TO HAVE TO BE A LOW-COST PRODUCER, AND WE'VE GOT SOME GOALS FOR REDUCING EXPENSES AS A RESULT OF THE MERGER, BUT I THINK BOTH COMPANIES, PRIOR TO THE MERGER, HAVE GOALS ABOUT COST REDUCTIONS THAT ARE GOING TO BE CRITICAL FOR US TO MEET, AND SO I

DON'T THINK IT WILL GO AWAY IN A YEAR.
I DON'T THINK IT WILL GO AWAY IN THREE YEARS.
I DON'T THINK IT WILL GO AWAY AS LONG AS ANY OF US ARE HERE.
WE'VE JUST GOT TO MAKE SURE THAT WE ARE INCREDIBLY EFFICIENT IN EVERYTHING WE
DO.

>> Questionner: IT'S CLEAR THAT WACHOVIA HAS AN EXCELLENT REPUTATION FOR
SERVICE.
WHAT ARE THE TOP THREE THINGS THAT WACHOVIA HAS DONE TO ACHIEVE THAT REPUTATION? >> WELL, I THINK WE'VE SPENT A GOOD BIT OF TIME ON SERVICE.
ON THE OTHER HAND, I WILL TELL YOU THAT I'M CONCERNED ABOUT CONSUMER SERVICE.
I THINK OUR SERVICE IN THE CORPORATE BANK, MIDDLE MARKET, CORPORATE, BUSINESS BANKING HAS BEEN VERY GOOD.
I THINK FIRST UNION IS STRONGER THAN WE ARE IN SMALL BUSINESS.
I'VE NOT BEEN PLEASED WITH OUR SMALL BUSINESS EFFORT, AND I THINK IN RECENT YEARS, WE PROBABLY HAVE NOT DONE QUITE AS GOOD OF JOB WITH THE CONSUMER AS WE SHOULD HAVE DONE.
ALTHOUGH, I WILL TELL YOU THAT THERE'S A LOT OF EVIDENCE THAT THE COMPANY IS A BELOVED COMPANY FOR MANY CONSUMERS, BUT I STILL THINK WE CAN DO BETTER FOR THEM. I THINK WE HAD TO SORT OF GROPE ALONG ON THIS ISSUE OF HOW TO SERVE CUSTOMERS THROUGH MULTIPLE CHANNELS, FOR EXAMPLE.
I BELIEVE THAT ONE OF THE THINGS THAT WE WILL HAVE TO DO IN THE FUTURE IS SERVE THE CUSTOMER WHEREVER, WHENEVER, HOWEVER THEY WANT TO BE SERVED.

>>Ken: LET ME CLOSE WITH ONE FINAL REQUEST, AND THAT IS, I HOPE YOU'VE BECOME CONVINCED OF THE WISDOM OF THIS COMBINATION.
I THINK IT'S GOING TO BE UNBELIEVABLE, BUT IT IS NOT GOING TO BE A COMBINATION UNTIL PROBABLY SEPTEMBER OF THIS YEAR, AND UNTIL THAT POINT IN TIME, WE'VE GOT TWO COMPANIES TO RUN VERY EFFECTIVELY. THAT MEANS WE'VE GOT CUSTOMERS WE GOT TO TAKE CARE OF.
WE'VE GOT REVENUE WE'VE GOT TO PRODUCE.
WE'VE GOT EXPENSES WE'VE GOT TO CONTROL, AND THE WORST THING THAT ANY OF US COULD DO ON EITHER SIDE OF THE AISLE IS TO FORGET ABOUT MANAGING OUR BUSINESS FROM NOW UNTIL SEPTEMBER, SO WE'VE GOT SECOND QUARTER RESULTS TO PRESENT, AND I THINK NOTHING WILL HELP THE COMBINATION MORE THAN BOTH COMPANIES PRESENTING GREAT SECOND QUARTER RESULTS, SO PLEASE GO BACK AND DON'T FORGET TO TAKE CARE OF BUSINESS TODAY AND TOMORROW, RIGHT UP THROUGH SEPTEMBER 1st. THANK YOU FOR BEING HERE.
>>Bud: THANK YOU FOR COMING.
[ APPLAUSE ]

THE FOLLOWING IS A TRANSCRIPT OF AN INTERVIEW CONDUCTED IN CONNECTION WITH THE EMPLOYEE TOWN MEETINGS


>>GINNY:   HELLO, WELCOME TODAY TO A SPECIAL SHOW.
I'M DELIGHTED TODAY THAT WE HAVE BOTH BUD BAKER, CHAIRMAN AND CHIEF EXECUTIVE WITH WACHOVIA, AND KEN THOMPSON, CHAIRMAN AND CHIEF EXECUTIVE WITH FIRST UNION, TO TALK TO US TODAY ABOUT HOW THE MERGER PROCESS IS GOING, AND HEAR SOME INSIGHTS FROM THEM ABOUT WHAT WE CAN LOOK FORWARD TO AS WE HEAD THROUGH THE TRANSITION.
WELCOME, GENTLEMEN.
>>KEN: THANK YOU.
>>GINNY: I KNOW THAT WE HAVE SPENT THE LAST COUPLE OF DAYS SITTING DOWN WITH EMPLOYEES, OF BOTH WACHOVIA AND FIRST UNION, AND YOU'VE DONE A TERRIFIC JOB IN ANSWERING QUESTIONS AND TALKING ABOUT YOUR VISION FOR THE NEW COMPANY.
BUD, I'D LOVE TO HEAR FROM YOU FIRST AS TO HOW YOU THINK THOSE MEETINGS ARE GOING AND WHAT TYPES OF QUESTIONS ARE COMING UP.
>>BUD: I THINK THE MEETINGS ARE GOING GREAT, AND WE HAD A LARGE CROWD IN WINSTON-SALEM LAST NIGHT, LARGE NUMBERS OF PEOPLE HERE TODAY IN CHARLOTTE.
WE'VE DONE TWO MEETINGS THIS MORNING, AND I THINK THE ENCOURAGING THING IS TO SEE THE GOOD NUMBERS OF FOLKS WHO COME, BUT ALSO TO COME AWAY WITH A SENSE OF CERTAIN AMOUNT OF ELECTRICITY IN THE ROOM, PEOPLE SEEM HOPEFUL ABOUT THE TRANSACTION.
I THINK THERE IS THE NORMAL CONCERN THAT WOULD ALWAYS BE THERE, WHICH PROBABLY COMES BACK TO WHAT'S GOING TO HAPPEN TO ME AS A RESULT OF ALL OF THIS, AND YOU CAN FEEL THAT IN THE ROOM.
BUT I WOULD ALSO SAY THAT WE'VE HAD A LOT OF QUESTIONS.
THESE HAVE BEEN VERY GOOD QUESTIONS, AND I THINK -- I THINK, REALLY, SOME OF THEM HAVE BEEN BETTER QUESTIONS THAN WE'VE BEEN ASKED WHEN WE'VE BEEN OUT ON THE ROAD, AND I THINK THESE HAVE BEEN GOOD SESSIONS.
>>GINNY:  I AGREE.  KEN, WHAT'S YOUR TAKE?
>>KEN: WELL, MUCH LIKE BUD,
MY GENERAL REACTION HAS BEEN THAT THERE IS ELECTRICITY IN THE AIR, WHICH IS WHAT I WAS HOPING FOR.
I THINK PEOPLE FROM BOTH COMPANIES ARE BEGINNING NOW AFTER A COUPLE OF WEEKS TO THINK THROUGH THE POSSIBILITIES AND TO SEE THIS VISION THAT WE'VE GOT FOR THIS NEW COMPANY, AND I THINK PEOPLE ARE EXCITED.
>>GINNY: WELL, I'VE HEARD COMMENTS ALREADY FROM PEOPLE WHO HAVE ATTENDED ALL OF THE MEETINGS, THAT THEY ARE VERY AWARE OF A CHEMISTRY BETWEEN BOTH OF YOU AND THEY'RE VERY PLEASED TO SEE THAT. THERE'S A COMRADERIE AND A RESPECT, IF I THINK IT WOULD BE USEFUL FOR OUR VIEWERS TO HEAR FROM YOU WHAT THAT COMES FROM AND THEN ACTUALLY HOW THAT BEHAVIOR CAN HELP DRIVE US IN OUR BEHAVIOR THROUGH THE TRANSITION.
BUD, DO YOU WANT TO TAKE A WHACK AT THAT?
>>BUD: I THINK ONE OF THE THINGS THAT KEN AND I UNDERSTOOD WHEN WE BEGAN TO HAVE DISCUSSIONS ABOUT THE POSSIBILITY OF THIS MERGER WAS THAT IT PROBABLY WOULD NOT BE SUCCESSFUL UNLESS WE HAD THE KIND OF RESPECT AND ADMIRATION FOR EACH OTHER'S COMPANIES AND HERITAGE THAT WAS NECESSARY TO PUT THE NEW SPIRIT FORWARD WITHIN THE COMPANY, AND SO WE REALLY SPENT A GOOD BIT OF TIME TOGETHER EXPLORING CULTURAL ISSUES, EXPLORING THE ORGANIZATION OF OUR VARIOUS COMPANIES, AND SPENDING TIME THINKING ABOUT THINGS THAT ARE AS SIMPLE AS HOW DO WE

THINK ABOUT CUSTOMERS?
HOW DO WE PERCEIVE THE EFFORT THAT'S NECESSARY TO GO FORWARD WITH THOSE?
AND SO, I THINK, ONE OF THE ISSUES THAT WE DECIDED VERY EARLY ON WAS IF
WE COULD NOT SIT DOWN AND TALK ABOUT THESE ISSUES AND DEAL WITH THEM IN PRACTICAL TERMS, IT WOULD NOT BE VERY LIKELY THAT THE FOLKS WHO CAME AFTER US WOULD BE ABLE TO DO THAT, SO IT'S AN ESSENTIAL INGREDIENT.
WE HAVE TO HAVE RESPECT FOR EACH OTHER.
IT HAS TO BE GENUINE.
THERE HAS TO BE A CERTAIN AMOUNT OF ADMIRATION THERE BECAUSE WHAT WILL BE NECESSARY IN THIS TRANSACTION IS THAT WE BE WILLING TO CHANGE THE WAY WE DO THINGS, AND THAT'S A VERY DIFFICULT CONCEPT TO BRING FORWARD.
>>GINNY:  BUT THAT'S A GREAT POINT.
>>KEN: WELL, IT'S BEEN EASY FOR ME TO RESPECT BUD BAKER BECAUSE I'VE COMPETED WITH HIS COMPANY FOR MY ENTIRE CAREER, AND THEY ARE ALWAYS OUR TOUGHEST COMPETITOR, AND SO YOU RESPECT -- YOU RESPECT PEOPLE WHO ARE REALLY GOOD, AND THAT COMPANY HAS BEEN REALLY GOOD, SO I DIDN'T KNOW BUD VERY WELL WHEN WE FIRST STARTED TALKING, BUT I VERY QUICKLY CAME TO TAKE THAT RESPECT FROM AN INSTITUTIONAL POINT OF VIEW DOWN TO A PERSONAL ONE, AND HE IS -- HE'S A MAN OF HIS WORD AND HE'S A STRAIGHT SHOOTER, AND I'VE ENJOYED THE TIME WE'VE SPENT TOGETHER NEGOTIATING THE DEAL.
>>BUD: I THINK ONE THING WE DO HAVE TO REMEMBER IS THAT WE'VE REALLY BEEN TOGETHER FOR A LONG TIME, AND MANY OF OUR PEOPLE KNOW THEIR COUNTERPARTS IN THE OTHER COMPANY. IT IS REALLY NOT VERY WELL KNOWN THAT OUR COMPANIES HAVE ACTUALLY BEEN CLOSER THAN ANYBODY HAS THOUGHT OVER THE YEARS, AND I THINK THAT'S A VERY REAL POINT.
WE KNOW A LOT ABOUT EACH OTHER.
WE HAVE A LOT OF PEOPLE WHO ARE FRIENDS BACK AND FORTH ACROSS THE BOUNDARIES. >>GINNY: TO PICK UP ON THAT THOUGHT OF COMPETITION, THE NEW WACHOVIA WILL BE A FORMIDABLE COMPETITOR ON A NUMBER OF FRONTS.
I THINK IT WOULD BE GREAT TO HEAR FROM BOTH OF YOU, MAYBE STARTING WITH KEN, ON EXACTLY WHAT THAT COMPETITIVE EDGE MEANS IN THE MARKETPLACE.
>>KEN: WELL, WE'RE BOTH VERY COMPETITIVE COMPANIES, AND, HOPEFULLY, WE CAN COMBINE THAT AND TURN SOME OF THAT COMPETITION TOWARD THE BANK OF AMERICAS AND THE MELONS AND PNCs AND SUNTRUSTS OF THE WORLD.
I'M LOOKING FORWARD TO THAT.
BUT WE ARE, -- IF YOU LOOK AT EVERY BUSINESS THAT WE ARE INTERESTED IN NOW FROM RETAIL BANKING TO SMALL BUSINESS BANKING TO WEALTH MANAGEMENT, ASSET MANAGEMENT, CAPITAL MARKETS, CORPORATE BANKING, IN EVERY ONE OF THOSE AREAS, THE COMBINED COMPANY HAS SIGNIFICANT STRENGTH.
I MEAN, WE ARE NUMBER ONE OR TWO IN MARKET SHARE UP AND DOWN THE EAST COAST.
WE ARE A TOP 20 MUTUAL FUND COMPANY.
WE ARE THE SIXTH LARGEST BROKERAGE COMPANY IN THE COUNTRY NOW.
WE'VE GOT A CORPORATE BANK THAT WILL HAVE A CLIENT LIST THAT WOULD BE THE ENVY OF OUR COMPETITORS.
WE'VE GOT ALL THE PRODUCTS WE NEED TO COMPETE IN THAT MARKET.
WE ARE A COMPETITIVE POWERHOUSE ON A COMBINED BASIS.
ALL WE'VE GOT TO DO NOW IS SIMPLY TAKE ADVANTAGE OF THAT

OPPORTUNITY AND IMPLEMENT AND EXECUTE CORRECTLY, AND WE WILL DO THAT.
>>BUD: WELL, I THINK THERE'S AN INTERESTING COMPETITIVE MESSAGE HERE BECAUSE THERE ARE SOME PEOPLE OUT THERE WHO SAY, WELL, WHY DID YOU DO THIS DEAL?
WHY DID YOU DO IT NOW?
AND THERE ARE SOME PEOPLE WHO ARE HAVING SOME TROUBLE THINKING THROUGH IT.
TO ME, IT IS A VERY SIMPLE ISSUE STRATEGICALLY.
IF YOU THINK OVER THE NEXT SEVERAL DECADES, AS WE GO FORWARD IN AMERICA, NUMBER ONE, THAT MARKETS IN WHICH WE'RE LOCATED WILL BE THE MOST DESIRABLE IN THE UNITED STATES, AND YOU CAN GET A PICTURE OF A GROUP OF LARGE FINANCIAL INSTITUTIONS KIND OF BATTLING EACH OTHER, TRYING TO GAIN A LITTLE EDGE HERE, A LITTLE EDGE THERE, FIGHTING TO HOLD DOWN COSTS, HAVING TO RESTRICT INVESTMENT, PROBABLY HAVING TO RESTRICT THE AMOUNT OF PROMOTIONAL FUNDING THAT THEY DO JUST A TOUGH BATTLE ALL THE WAY THROUGH.
WELL, WE HAVE JUST TAKEN CARE OF THAT ISSUE.
BY COMBINING THESE TWO COMPANIES, ALL OF THOSE POTENTIALLY NEGATIVE THINGS HAVE BEEN NEUTRALIZED, AND WE HAVE TAKEN THE LEAD.
WE HAVE A HEAD START ON THE COMPETITION IN THE SOUTHEAST, WHICH WILL LAST WELL INTO THE FUTURE.
AND SO THIS IS AN INCREDIBLE POSITION TO BE IN, AND I THINK IT'S AN ADVANTAGE THAT IS ENVIABLE BY ANY STANDARD.
>>KEN: I THINK WHAT BUD JUST DESCRIBED IS A GROWTH COMPANY, WHICH IS WHAT WE WANTED, AND IT WAS GOING TO BE HARD TO HAVE THE KIND OF ADVANTAGES WE WILL HAVE TOGETHER SEPARATELY, AND SO WE TRULY HAVE COMBINED FORCES, AND WE WILL HAVE A LOWER COST OPERATION AS A RESULT OF THAT, AND WE'LL HAVE AN OPPORTUNITY TO GROW VERY BRISKLY, AND THAT WILL BE REWARDED IN THE MARKETPLACE.
>>GINNY: WELL, I THINK THAT'S VERY POWERFUL FOR OUR EMPLOYEES TO HEAR FROM BOTH OF YOU.
LET'S FOCUS MORE ON THE SHORT TERM FOR A MOMENT, IF WE CAN.
THE INTEGRATION PERIOD OFTEN FEELS UNCOMFORTABLE.
THERE'S A SENSE OF AMBIGUITY.
WHAT WILL OUR COMPANY LOOK LIKE IN THE LONG TERM?
BUT HOW WILL WE FEEL IN THE SHORT TERM, AND HOW WILL WE GET THERE?
I HEARD BOTH OF YOU ACKNOWLEDGE THAT THERE IS SOME DISCOMFORT AROUND THIS, AND THAT WE NEED TO STAY VERY FOCUSED.
BUD, WHAT WOULD YOU SAY -- WHAT WOULD YOU LIKE TO ACKNOWLEDGE ABOUT THAT PROCESS, AND WHERE DO YOU WANT ALL OF US, FROM BOTH COMPANIES, TO FOCUS OUR ENERGIES DURING THE NEXT SEVERAL MONTHS? WELL, I THINK THERE'S A VERY CLEAR PRIORITY FOR WHERE WE SHOULD FOCUS OUR ENERGY.
THE FIRST THING WE SHOULD BE DOING IS WE SHOULD BE IN TOUCH WITH OUR CUSTOMERS. WE SHOULD CALL UP EVERY ONE OF OUR CUSTOMERS, FIND OUT HOW THEY'RE DOING, REASSURE THEM, SO THE VERY MOST IMPORTANT THING WE CAN DO IN ALL OF THIS IS DO NOT FORGET THE CUSTOMERS AND, IN FACT, BE VERY PRO-ACTIVE IN GOING TO THE CUSTOMERS.
WHEN YOU GET FINISHED WITH THAT, THEN THE NORMAL, I THINK, PRIORITIES ARE THERE. BE THINKING ABOUT BUILDING REVENUE BECAUSE WE BOTH STILL GOT TO PERFORM IN THIS INTERIM PERIOD.
BE CAREFUL ABOUT EXPENSE.
WE WILL BE WORRYING ABOUT EXPENSE FOR THE REST OF OUR LIVES, AND SO BE DILIGENT IN EXPENSE MANAGEMENT, AND THEN TURN THE RIGHT AMOUNT


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

OF ATTENTION TO THE INTEGRATION PROCESS AND BE ATTENTIVE TO THAT, BUT THE FIRST PRIORITY HAS TO BE THE CUSTOMERS.
>>GINNY: GOOD POINT.
>>KEN: I CAN'T ADD A THING TO THAT.
I THINK HE'S RIGHT ON ON EVERY POINT HE MADE.
>>GINNY:  OKAY.
WE ALSO HEARD SOME IN OUR MEETINGS ABOUT CULTURE, AND WHILE WE HAVE SIMILAR CULTURES IN MANY WAYS, WE PLAY TO WIN, WE LOOK AFTER OUR CUSTOMERS, WE LOOK AFTER EACH OTHER, WE'RE VERY FOCUSED ON SHAREHOLDERS AND VALUE, WE'VE GOTTEN SOME QUESTIONS AROUND THE VERY FOUNDATIONS OF OUR COMPANIES, AND I THINK PEOPLE ARE LOOKING TO BOTH OF YOU FOR A SENSE OF WHAT WILL IT FEEL LIKE?
WILL WE HAVE THE SAME CORE VALUES?
COULD YOU TALK A LITTLE BIT ABOUT THAT, AND KEN, MAYBE WE'LL START WITH YOU.
WE WENT THROUGH A LONG CORE VALUE PROCESS LAST YEAR THAT WAS VERY BENEFICIAL. >>KEN: YEAH, I THINK WE WILL.
WE MAY CALL THEM DIFFERENT THINGS THAN WACHOVIA HAS CALLED THEM.
WE MAYBE HAVE DIFFERENT NAMES ON THE SPECIFIC VALUES, BUT KNOWING A NUMBER OF PEOPLE AT WACHOVIA, GETTING TO KNOW BUD, HAVING COMPETED WITH THAT COMPANY FOR 25 YEARS, I FEEL VERY CONFIDENT THAT OUR VALUES ARE THE SAME, AND WE WANT TO BE HONEST.
WE WANT TO BE STRAIGHT FORWARD.
WE WANT TO TAKE CARE OF CUSTOMERS.
WE WANT TO BE STRAIGHT SHOOTERS IN DEALING WITH EACH OTHER.
WE BOTH HAVE A STRONG COMMITMENT TO DIVERSITY.
I JUST DON'T THINK WE'RE GOING TO FIND VALUE DIFFERENCES IN THESE TWO COMPANIES AND WHERE WE DO, I THINK WE'VE GOT A GREAT OPPORTUNITY AND GREAT UNDERSTANDING AND WE'LL DEVELOP THAT MORE AND MORE SO THAT WE'LL BE ABLE TO WORK THROUGH ROUGH SPOTS, BUT I JUST DON'T -- I DON'T SEE A LOT OF PROBLEMS COMING UP IN THAT REGARD.
>>BUD: I THINK THESE ARE BEDROCK ISSUES, AND I THINK YOU HAVE TO STOP RIGHT AT THE BEGINNING OF FORMING THE NEW COMPANY AND SAY, THIS IS WHAT THE NEW COMPANY IS GOING TO BE ALL ABOUT. I REALLY THINK THIS IS A PERIOD OF TIME IN AMERICAN HISTORY WHERE THE KINDS OF CORE VALUES THAT WE ARE TALKING ABOUT CAN BE ERODED QUICKLY.
YOU DON'T HAVE TO SPEND VERY MUCH TIME WATCHING TELEVISION IN THE EVENING TO WORRY ABOUT WHERE THE VALUE SYSTEM IN OUR COUNTRY IS GOING, AND I THINK SOMEWHERE OUT THERE IN THE FUTURE, PERHAPS IT IS ALREADY THERE TODAY, IT IS GOING TO BE A VERY PRECIOUS THING TO HAVE A COMPANY WHERE CUSTOMERS SAY I TRUST THAT COMPANY.
I TRUST THAT COMPANY TO DO THE RIGHT THING FOR ME.
I TRUST THE PEOPLE IN THAT COMPANY.
I BELIEVE THEY HAVE MY BEST INTERESTS AT HEART.
THAT IS GOING TO BE SOMETHING THAT YOU WON'T BE ABLE TO BUY.
YOU WON'T BE ABLE TO PICK IT UP SOMEWHERE ON THE STREET.
IT HAS TO BE BUILT.
IT HAS TO BE A PART OF THE COMPANY, AND IT WILL BE AN INCREDIBLE ADVANTAGE IN THE MARKETPLACE TO, IN A WORLD WHERE VALUES SEEM TO SLIP AWAY AND WHERE PEOPLE TREAT YOU LIKE YOU'RE A PIECE OF PROPERTY, YOU KNOW, THEY WANT TO PROCESS YOU, IT WILL BE A VERY VALUABLE THING TO HAVE YOUR CUSTOMERS TRUST YOU.
>>GINNY:  IT FEELS GOOD HEARING THAT FROM BOTH OF YOU.
I'M GOING TO PICK UP ON THE ISSUE OF DIVERSITY BECAUSE WE'RE GETTING SOME QUESTIONS ABOUT THAT, AND I THINK WE WANT TO TALK


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

ABOUT THAT A LITTLE BIT.
AT WACHOVIA, WHAT DOES THE COMMITMENT TO DIVERSITY LOOK LIKE?
>>BUD: THERE'S BEEN A STRONG COMMITMENT TO DIVERSITY, AND RECENTLY, WE'VE MADE SOME CHANGES IN OUR DIVERSITY PROGRAM, BUT THOSE CHANGES HAVE BEEN NOT IN THE CORE BELIEFS ABOUT DIVERSITY BECAUSE THOSE REMAIN INTACT, BUT WHAT WE HAVE DONE RECENTLY AT WACHOVIA IS WE HAVE DEVOTED SOME RESOURCES IN THE RECRUITING AREA TO DIVERSITY RECRUITING, AND WE'VE ESSENTIALLY SAID WE'RE VERY SERIOUS ABOUT THIS. WE'RE COMMITTED TO IT, AND WE EXPECT TO GET RESULTS, AND RESULTS ARE SHOWN UP IN THE PRODUCT THAT WE ARE BRINGING INTO THE COMPANY PEOPLE FROM DIVERSE BACKGROUNDS.
WE'RE SERIOUS ABOUT IT, AND WE'RE SHOWING THAT IN PERFORMANCE.
>>GINNY:  KEN, YOU HEAD FIRST UNION'S DIVERSITY COUNCIL.
YOU ACTUALLY CHAIR THAT.
>>KEN: RIGHT.
>>GINNY: WHAT'S BEEN THE REACTION FROM THE COUNCIL ON THE UPCOMING MERGER? >>KEN: WELL, I THINK WE HAD A COUNCIL MEETING IN THE MIDDLE OF THE NEGOTIATION OF ALL THIS, AND I THINK PEOPLE RECOGNIZE THAT WE ARE SAYING IT'S IMPORTANT IF WE'RE NOT GOING TO PUT IT OFF DURING THE MIDDLE OF MERGER ANNOUNCEMENT.
I THINK PEOPLE AT FIRST UNION KNOW THAT WE ARE SERIOUS ABOUT THE COMMITMENT THAT WE MADE TO DIVERSITY.
WE'VE ALSO SET GOALS AS FAR AS HIRING, AS FAR AS PROMOTING PEOPLE AND LOOKING AT THE TOP THREE LEVELS OF OUR COMPANY.
WE'VE GOT SOME GOALS ABOUT DIVERSITY IN THOSE AREAS, AND WE'VE ACTUALLY SET GOALS WITH EVERY BUSINESS LINE IN OUR COMPANY NOW, SO I THINK WE'RE VERY CLOSE ON WHAT WE'RE TRYING TO DO, AND TIME WILL TELL, BUT I THINK PEOPLE BELIEVE WE'VE GOT A GOOD HEART ABOUT THIS AND GOOD INTENTIONS AND WE'RE SERIOUS ABOUT FOLLOWING THROUGH ON THOSE INTENTIONS.
>>GINNY: BUD, WHAT WOULD YOU WANT FIRST UNION EMPLOYEES TO HEAR FROM YOU ABOUT WACHOVIA?
WHAT'S IMPORTANT FOR THEM TO KNOW ABOUT WACHOVIA, AND THEN I'M GOING TO ASK THE SAME QUESTION OF KEN.
>>BUD: WELL, I THINK I WOULD WANT MY FRIENDS AT FIRST UNION TO KNOW THAT WACHOVIA IS A COMPANY WHERE WE ARE PASSIONATELY DEVOTED TO THE CUSTOMER.
WHERE WE THINK THAT IS WHAT WE DO FROM THE MINUTE WE COME IN IN THE MORNING UNTIL WE GO HOME AT NIGHT.
WE HAVE A LITTLE RULE WHICH WAS STARTED BY MY PREDECESSOR, OUR FORMER CHAIRMAN CALLED THE SUNDOWN RULE.
WHICH SAYS IF YOU GET A PHONE CALL DURING THE DAY FROM
A CUSTOMER AND THEY NEED YOUR HELP OR YOUR ADVICE, YOU RETURN THAT PHONE CALL AND YOU RESOLVE THAT ISSUE BEFORE YOU GO HOME AT NIGHT, AND SO I THINK THAT'S A GOOD PLACE TO START, AND THEN I THINK THE DISCUSSION LEADS BACK TO THE CORE VALUES THAT WE TALKED ABOUT.
THESE ARE PEOPLE YOU CAN TRUST.
THESE ARE PEOPLE YOU LOOK FORWARD TO DOING BUSINESS WITH.
THESE ARE NOT PEOPLE WHO WILL LET YOU DOWN, AND THE FINAL THING ABOUT WACHOVIA IS THAT YOU WILL NEVER BE ASKED TO DO ANYTHING THAT WOULD COMPROMISE YOUR PERSONAL VALUES, AND I THINK THAT WOULD BE AT THE TOP OF MY LIST.
>>GINNY:  THAT'S GOOD NEWS.
>>KEN: YEAH, SOUNDS LIKE A GOOD PARTNER TO ME.
>>GINNY:  ABSOLUTELY.

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

>>KEN: I GUESS WHAT I WOULD SAY TO PEOPLE AT WACHOVIA ABOUT FIRST UNION IS THAT I THINK WE SHARE SOME OF THOSE VERY SAME VALUES, BUD.
WE, TOO, ARE DEVOTED TO THE CUSTOMER.
WE WENT THROUGH A PERIOD AFTER THE CONVERSION IN OUR MERGER WITH CORESTATES WHERE WE HAD CUSTOMER PROBLEMS, AND AS A RESULT, WE'VE GOT A REPUTATION FOR MAYBE NOT BEING AS DEDICATED TO THE CUSTOMER AS WE WANTED TO BE, AND WHAT I'D SAY TO PEOPLE AT WACHOVIA IS REPUTATIONS DIE HARD, BUT WE HAVE WORKED VERY HARD TO RESTORE OUR REPUTATION, AND WE MEASURE CUSTOMER SERVICE VERY CLOSELY, AND WE FEEL THAT WE ARE BACK AS AN INDUSTRY LEADER IN THAT AREA, AND IT TAKES A WHILE TO BURY A BLACK EYE BASICALLY.
WE ALSO FEEL THAT WAY ABOUT OUR TEAMMATES.
WE ARE, I THINK, A PLACE WHERE WE VALUE THE TEAM AND WHERE TEAMWORK IS CELEBRATED AND I THINK YOU WILL SEE THAT FROM FIRST UNION EMPLOYEES AS WE GO THROUGH THE INTEGRATION PROCESS, AND THEN THE THIRD THING I WOULD SAY IS, WE LIKE TO WIN, AND WE BELIEVE THAT THE ABILITY FOR US TO BE A WINNING ORGANIZATION HAS BEEN INCREASED DRAMATICALLY BY THIS COMBINATION, AND THAT'S WHY IT MAKES SENSE FOR OUR EMPLOYEES TO GO THROUGH THIS.
>>GINNY:  TERRIFIC.
WELL, I WANT TO THANK BOTH OF YOU FOR BEING WITH US AND SPENDING SOME TIME. WE'RE OBVIOUSLY COMMITTED TO LOTS OF OPEN COMMUNICATION AS WE GO THROUGH THIS PROCESS, AND WE'LL BE DOING THESE UPDATES FROM TIME TO TIME.
SO THANKS, AGAIN, FOR JOINING US AND THANK YOU, AGAIN, FOR LISTENING IN.


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